Exhibit 10.50

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMD_00292

Client Code/Reference No: WFNIA/CA

AMENDMENT 2

Date of Amendment: November 19, 2010

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (“MSCI”), a Delaware corporation, and Barclays Global Investors, N.A. (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit B is hereby amended to allow the Funds to be additionally listed and traded on the Chilean domiciled stock or securities exchanges (herein referred to as the “Chilean Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Chilean securities law. All other terms and restrictions contained in Exhibit B shall apply to the Chilean Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Chilean Listed Funds may only be based on the following Indexes:

MSCI ACWI ex US Consumer Discretionary Sector Index	***********
MSCI ACWI ex US Consumer Staples Sector Index	***********
MSCI ACWI ex US Energy Sector Index	MSCI France Index
MSCI ACWI ex US Financials Index	MSCI Germany Index
MSCI ACWI ex US Health Care Sector Index	MSCI Hong Kong Index
MSCI ACWI ex US Industrials Sector Index	***********
MSCI ACWI ex US Information Technology Sector Index	MSCI Ireland Capped Index
MSCI ACWI ex US Materials Sector Index	MSCI Israel Capped Investable Market Index
MSCI ACWI ex US Telecommunications Services Sector Index	MSCI Italy Index
MSCIMM ACWI ex US Utilities Sector Index	MSCI Japan Index
MSCI All Country Asia ex Japan Index	MSCI Malaysia Index
MSCI All Country World	MSCIMM Mexico Investable Market Index
MSCI All Country World ex-US	MSCI Netherland Investable Market Index
MSCI All Peru Capped Index	MSCI New Zealand Investable Market Index
MSCI Australia Index	MSCI Pacific ex-Japan Index
***********	MSCI Philippines Investable Market Index
***********	***********
MSCI Brazil Index	MSCI Russia Capped Index
MSCI Brazil Small Cap Index	MSCI Singapore Index
MSCI BRIC Index	MSCI South Africa Index
MSCI Canada Index	MSCI South Korea Index
MSCI Chile Investable Market Index	MSCI Spain Index
MSCIM China Small Cap Index	***********
MSCI EAFE Index	MSCI Switzerland Index
MSCI EAFE Small Cap Index	MSCI Taiwan Index
MSCI Emerging Markets Eastern Europe Index	***********
***********	***********
MSCI Emerging Markets Index	MSCI United Kingdom Index
***********	***********
MSCI EMU Index

For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Chilean Listed Funds. For clarity, there shall be no separate licensee fees for the Chilean Listed Funds but any additional assets from the Chilean Listed Funds shall be included in the average daily net assets of the applicable Funds for purposed of calculating license fees.

2.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Mexican domiciled stock or securities exchanges (herein referred to as the “Mexican Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Mexican securities law. All other terms and restrictions contained in Exhibit B shall apply to the Mexican Listed Funds. Notwithstanding anything to the contrary In Exhibit A, the Mexican Listed Funds may only be based on the following Indexes:

MSCI ACWI ex US Consumer Discretionary Sector Index	MSCI EMU Index
MSCI ACWI ex US Consumer Staples Sector Index	MSCI France Index
MSCI ACWI ex US Energy Sector Index	MSCI Germany Index
MSCI ACWI ex US Financials Index	MSCI Hong Kong Index
MSCI ACWI ex US Health Care Sector Index	MSCI Indonesia Investable Market Index
MSCI ACWI ex US Index	MSCI Ireland Capped Investable Market Index
MSCI ACWI ex US Industrials Sector Index	MSCI Israel Capped Investable Market Index
MSCI ACWI ex US Information Technology Sector Index	MSCI Italy Index
MSCI ACWI ex US Materials Sector Index	MSCI Japan Index
MSCI ACWI ex US Telecommunication Services Sector Index	MSCI Japan Small Cap Index
MSCI ACWI ex US Utilities Sector Index	MSCI Kokusai Index
MSCI ACWI Index	MSCI Malaysia Index
MSCI All Country Asia ex Japan Index	MSCI Netherlands Investable Market Index
MSCI All Peru Capped Index	MSCI New Zealand Investable Market Index
MSCI Australia Index	MSCI Pacific ex-Japan Index
MSCI Austria Investable Market Index	MSCI Philippines Investable Index
MSCI Belgium Investable Market Index	MSCI Poland Investable Market Index
MSCI Brazil Index	MSCI Russia Cap Index
MSCI Brazil Small Cap Index	MSCI Singapore Index
MSCI BRIC Index	MSCI South Africa Index
MSCI Canada Index	MSCI South Korea Index
MSCI Chile Investable Market Index	MSCI Spain Index
MSCI China Small Cap Index	MSCI Sweden Index
MSCI EAFE Growth Index	MSCI Switzerland Index
MSCI EAFE Index	MSCI Taiwan Index
MSCI EAFE Small Cap Index	MSCI Thailand Investable Market Index
MSCI EAFE Value Index	MSCI Turkey Investable Market Index
MSCI Emerging Markets Eastern Europe Index	MSCI United Kingdom Index
MSCI Emerging Markets Index	MSCI USA Index

For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Mexican Listed Funds. For clarity, there shall be no separate licensee fees for the Mexican Listed Funds but any additional assets from the Mexican Listed Funds shall be included in the average daily net assets of the applicable Funds for purposed of calculating license fees.

3.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendments and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of this Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee expect as expressly provided in the Agreement and this Amendment.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of law principles.

LICENSEE		MSCI INC.

By	/s/ Timothy M. Meyer	By	/s/ Paul E. Friedman

Name	Timothy M. Meyer	Name	Paul E. Friedman

	(printed)		(printed)

Title	M. Director	Title	Executive Director

Date	December 1, 2010	Date	December 10, 2010

By	/s/ Mathew R. Lewis

Name	Matthew R. Lewis

(printed)

Title	Director

Date	December 1, 2010